Supplement dated January 24, 2019
to the

Cushing MLP Infrastructure Fund
Prospectus and Statement of Additional Information
dated March 30, 2018

Effective immediately, the Prospectus and Statement of Additional Information (“SAI”), each dated March 30, 2018, are amended as follows:
Prospectus
The paragraph “Portfolio Managers” on page 9 is deleted and replaced with the following:
Jerry V. Swank, Founder, Managing Partner and Co-Chief Investment Officer of the Investment Adviser, John Musgrave, Portfolio Manager and Co-Chief Investment Officer of the Investment Adviser and N. Paul Euseppi, Portfolio Manager of the Investment Adviser are primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Swank has been a portfolio manager of the Predecessor Fund since its inception, Mr. Musgrave has been a portfolio manager of the Predecessor Fund since 2012 and Mr. Euseppi has been a portfolio manager of the Fund since 2019.
The second paragraph under “Portfolio Management” on page 29 is deleted and replaced with the following:
N. Paul Euseppi is a Partner and Portfolio Manager of the Investment Adviser.  Mr. Euseppi joined the Investment Adviser in 2008.  Prior to joining the Investment Adviser, Mr. Euseppi worked as a financial analyst in the global energy investment banking unit of Citi Global Markets, where he focused on corporate finance and mergers and acquisitions.  Mr. Euseppi was previously a senior associate in the transaction services division of PricewaterhouseCoopers.  He received his B.B.A. from the University of Texas at Austin and his M.B.A. from Texas Tech University.
Statement of Additional Information
The first paragraph on page 27 under “Portfolio Managers” is deleted and replaced with the following:
The Fund is managed by a portfolio management team.  Jerry V. Swank, John Musgrave and N. Paul Euseppi are primarily responsible for the day-to-day management of the Fund’s portfolio.
The second paragraph under “Other Accounts Managed by the Portfolio Managers.” on page 27 is deleted and replaced with the following:
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As of November 30, 2017, Mr. Euseppi managed or was a member of the management team for the following client accounts (excluding the Fund):
	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	1		0	0
Pooled Investment Vehicles Other than Registered Investment Companies	2	$89,005,658	2	$89,005,658
Other Accounts	0	0	0	0

The first and second paragraphs on page 28 are deleted and replaced with the following:
Compensation and Potential Conflicts of Interest. The portfolio managers are compensated by the Investment Adviser. Mr. Swank, the Founder and Managing Partner of the Investment Adviser, is compensated through partnership distributions that are based primarily on the profits and losses of the Investment Adviser. The partnership distributions are affected by the amount of assets the Investment Adviser manages and the appreciation of those assets, particularly over the long-term, but are not determined with specific reference to any particular performance benchmark or time period. Messrs. Euseppi and Musgrave receive a fixed salary and a discretionary bonus based on the pre-tax performance of the Fund and other portfolios for which they serve as a portfolio manager. Some of the other accounts managed by the portfolio managers have investment strategies that are similar to the Fund’s investment strategies. However, the Investment Adviser manages potential material conflicts of interest by allocating investment opportunities in accordance with its allocation policies and procedures.
Ownership of Securities. The Fund is newly organized and no portfolio manager owned equity securities in the Fund as of the end of the most recently completed fiscal year. As of November 30, 2017, the portfolio managers beneficially owned securities of the Fund and Predecessor Fund in the dollar range shown in the following table. The last column of the table reflects each portfolio manager’s aggregate beneficial ownership of all funds in the Cushing Fund Complex.
Dollar Range of Equity Securities in the Fund
Portfolio Manager	Dollar Range of Equity Securities in the Predecessor Fund	Class A	Class C	Class I	Dollar Range of Equity Securities in the Cushing Fund Complex (1)
Jerry V. Swank	Over $100,000	None	None	None	Over $100,000
N. Paul Euseppi	None	None	None	None	None
John M. Musgrave	None	None	None	None	None

(1) The “Fund Complex” includes each series of the Trust and each other registered investment company for which the Investment Adviser serves as investment adviser. As of the date of this SAI, there are four funds in the Fund Complex.

Please retain this Supplement with your records.
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